UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2025

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 12, 2025, Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors (the “Purchasers”) in a private placement transaction for aggregate gross proceeds of $2,246,500. The Purchase Agreements provide for the sale and issuance in a private placement offering by the Company of an aggregate of: (i) 2,109,383 shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”); and (ii) warrants to purchase 2,109,383 shares of Common Stock (the “Warrants”). The Company intends to use the net proceeds from the private placement to fund its research and development activities and for working capital and general corporate purposes. The private placement is expected to close on or about January 15, 2025, subject to satisfaction of customary closing conditions.

The Shares and Warrants are being sold on a combined basis for consideration of $1.065 for one Share and a Warrant to purchase one share of Common Stock. The Warrants will have an exercise price of $0.94 per Share.

The Shares, the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

The Warrants are immediately exercisable upon issuance and will expire five years following the date of issuance. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends and reorganizations. In lieu of making the cash payment otherwise contemplated to be made upon exercise in payment of the aggregate exercise price, the holder may, in the event the Warrant Shares are not registered under the Securities Act, elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants. Under the terms of the Warrants, a holder (together with its affiliates) may not exercise any portion of its Warrant to the extent that the holder would beneficially own more than 4.99% or 9.99%, depending on the individual investor, of the outstanding Common Stock immediately after exercise (the “Beneficial Ownership Limitation”), except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 19.99%.

Pursuant to the Purchase Agreements, the Company has agreed to file a registration statement within 60 days of the date of the Purchase Agreements to register the Shares and Warrant Shares for resale. The Company has also agreed to use commercially reasonable efforts to cause such registration statement to become effective within 90 days following the closing date of the offering and to use commercially reasonable efforts to keep such registration statement effective at all times until the earlier of (i) the date that no Purchaser owns any Warrants or Warrant Shares issuable upon exercise thereof and (ii) the two year anniversary of the closing date.

The foregoing descriptions of the Purchase Agreements and the Warrants are not complete and are qualified in its entirety by reference to the full text of the Purchase Agreements and the Warrants, a form of each of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (“Form 8-K”) and are incorporated by reference herein.

Paulson Investment Company, LLC (“Paulson”) served as the exclusive placement agent for the issuance and sale of securities of the Company pursuant to a Placement Agency Agreement (the “PAA”) between the Company and Paulson. As compensation for such placement agent services, the Company has agreed to pay Paulson an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the offering, and a non-accountable expense of $25,000. In addition, Paulson is entitled to certain tail rights for a period of one year following the termination or expiration of the PAA. As additional compensation to Paulson, the Company issued to the Placement Agent (or its designees) a warrant (the “Placement Agent Warrants”) to purchase an aggregate of up to 147,656 shares of Common Stock (the “Placement Agent Warrant Shares”) at an exercise price per share equal to $1.175. The Placement Agent Warrants are exercisable six months from the date of issuance and expires on the fifth anniversary of the issue date. The PAA contains certain customary representations and warranties and indemnification obligations of the Company and Paulson.

The foregoing description of the PAA and Placement Agent Warrants are not complete and are qualified in their entirety by reference to the full text of the PAA and the form of Placement Agent Warrant, which are filed as Exhibits 10.3 and 10.4 to this Form 8-K, respectively, and are incorporated by reference herein.

This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Warning Concerning Forward Looking Statements

This Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Form 8-K states that the private placement is expected to close on or about January 15, 2025. In fact, the closing of the private placement is subject to various conditions and contingencies as are customary in securities purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Shares, Warrants, Warrant Shares, Placement Agent Warrants and Placement Agent Warrant Shares are incorporated by reference into this Item 3.02 in its entirety. Based in part upon the representations of the Purchasers in the Purchase Agreements and Paulson in the PAA, the offering and sale of the Warrants and Placement Agent Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Shares, Warrants, Warrant Shares, Placement Agent Warrants and the Placement Agent Warrant Shares will not be registered under the Securities Act or any state securities laws, and such securities may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 8.01.	Other Events.

On January 13, 2025, the Company issued a press release announcing the pricing of the private placement described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
10.3	Form of Placement Agent Warrant
10.4	Placement Agent Agreement, dated as of December 12, 2024, by and between Indaptus Therapeutics, Inc. and Paulson Investment Company, LLC as amended by the First Amendment to the Placement Agent Agreement, dated as of December 30, 2024
99.1	Press Release of the Company dated January 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer